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Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Accesspoint, Inc. (the "Company") on Form 10-QSB for the for the quarter ended September, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene Valentine, President, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                     ACCESSPOINT CORPORATION

                                     By /S/ Gene Valentine
                                        ------------------------------
                                        Gene Valentine,
                                        Chief Executive Officer, Chief Financial
                                        Officer and President
November 22, 2004

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